UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-05742

Name of Fund: BlackRock Funds

                                      BlackRock Impact U.S. Equity Fund

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service:  John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd         Street, New York, NY 10055

Registrant’s telephone number, including area code:  (800) 441-7762

Date of fiscal year end: 05/31/2016

Date of reporting period: 05/31/2016

Item 1 – Report to Stockholders

MAY 31, 2016

ANNUAL REPORT

BlackRock Impact U.S. Equity Fund  |  of BlackRock FundsSM

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK IMPACT U.S. EQUITY FUND	MAY 31, 2016

The Markets in Review

Dear Shareholder,

Diverging monetary policies and shifting economic outlooks across regions have been the overarching themes driving financial markets over the past couple of years. Investors spent most of 2015 anticipating the end of the Federal Reserve’s (the “Fed”) near-zero interest rate policy as U.S. growth outpaced other developed markets. The Fed ultimately hiked rates in December, whereas the European Central Bank and the Bank of Japan took additional steps to stimulate growth, even introducing negative interest rates. The U.S. dollar had strengthened considerably ahead of these developments, causing profit challenges for U.S. companies that generate revenues overseas, and pressuring emerging market currencies and commodities prices.

Global market volatility increased in the latter part of 2015 and spilled over into early 2016. Oil prices were a key factor behind the instability after collapsing in mid-2015 due to excess global supply. China, one of the world’s largest consumers of oil, was another notable source of stress for financial markets. Signs of slowing economic growth, a depreciating yuan and declining confidence in the country’s policymakers stoked investors’ worries about the potential impact of China’s weakness on the global economy. Risk assets (such as equities and high yield bonds) suffered in this environment.

After a painful start to the new year, fears of a global recession began to fade as the first quarter wore on, allowing markets to calm and risk assets to rebound. Central bank stimulus in Europe and Japan, combined with a more tempered outlook for rate hikes in the United States, helped bolster financial markets. A softening in U.S. dollar strength offered some relief to U.S. exporters and emerging market economies. Oil prices found firmer footing as global supply showed signs of leveling off.

By the end of the 12-month period, stock valuations appeared elevated and easy central bank policies, particularly in Europe and Japan, had pushed global yields to ever-lower levels. Given generally high prices across most asset classes, investors remained wary of a resurgence in volatility against a backdrop of looming global risks — notably, uncertainty leading up to the United Kingdom’s referendum on the nation’s membership in the European Union.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to adjust accordingly as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of May 31, 2016
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	1.93%	1.72%
U.S. small cap equities (Russell 2000® Index)	(2.86)	(5.97)
International equities (MSCI Europe, Australasia, Far East Index)	(2.44)	(9.68)
Emerging market equities (MSCI Emerging Markets Index)	0.04	(17.63)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.14	0.15
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	4.20	3.97
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	3.12	2.99
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.40	5.72
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	5.34	(0.77)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of May 31, 2016

Investment Objective

BlackRock Impact U.S. Equity Fund’s (the “Fund”) investment objective is to seek to provide total return.

Portfolio Management Commentary

How did the Fund perform?

•	For the period since the Fund’s inception (October 5, 2015) through May 31, 2016, the Fund underperformed its benchmark, the Russell 3000® Index.

Investment Process

The Fund will seek to provide total return by investing in a portfolio of equity securities with positive aggregate societal impact outcomes, as determined by the investment advisor using the BlackRock Scientific Active Equity Impact Methodology (as developed for the Fund), compared to the Russell 3000® Index (the “Benchmark”), and systematic, quantitative security selection models. The investment process is fundamentally driven with systematic and quantitative implementation based on expected returns.

The principal societal impact outcomes that are currently measured include the following, although they may change at any time:

•

Green Innovation — Companies that demonstrate “green innovation” focus on environmentally sustainable technologies as described by the United Nations Framework Convention on Climate Change and the World Intellectual Property Organization.

•	Corporate Citizenship — “Corporate citizenship” focuses on companies whose employees have a high level of satisfaction working for their employers.

•

High Impact Disease Research — Companies that work on “high impact disease research” are companies that are researching treatments for diseases with the highest potential for global impact, measured by the number of lives affected due to potential reduction in early mortality and disability.

•

Ethics Controversies — “Ethics controversies” reflect factors such as misuse of company funds, falsification of company records and other illegal activities, as well as factors in the areas of diversity, labor rights, health and safety, and the environment.

•	Litigation — “Litigation” reflects the presence of lawsuits and/or labor issues at a company.

What factors influenced performance?

•	The Fund implemented its strategy of investing in a portfolio of companies that the investment advisor believes carry the potential in aggregate to promote positive societal outcomes.

•

Leading detractors from the Fund’s performance relative to the Benchmark can reflect overweight and underweight positions and included L Brands Inc. (consumer discretionary), Aarons, Inc. (consumer discretionary), Ameriprise Financial, Inc. (financials), NorthStar Realty Finance Corp. (financials), and Apple Inc. (information technology).

•

Conversely, the leading contributors to performance, which also can reflect overweight and underweight positions, included Applied Materials, Inc. (information technology), Equity Lifestyle Properties, Inc. (financials), Allergan PLC (health care), Illinois Tool Works, Inc. (industrials), and Kinder Morgan Inc. (energy).

Describe recent portfolio activity.

•

During the reporting period, Fund holdings were regularly and systematically assessed against their alpha (outperformance versus the Benchmark) and impact outcome forecasts, and rebalances were implemented weekly after adjusting for transaction costs and risks.

Describe portfolio positioning at period end.

•

As of May 31, 2016, the Fund held overweight positions in the financials, health care, information technology, materials, and utilities sectors, and was underweight in consumer discretionary, consumer staples, energy, industrials, and telecommunication services. The Fund was invested in more than 500 public U.S. listed equities, with approximately 99% of holdings Benchmark constituents.

•

The Fund maintained an equity portfolio designed to reflect higher exposure to positive societal impact than the benchmark with respect to the following outcomes: High Impact Disease Research, Corporate Citizenship and Green Innovation. The Fund had lower-than-Benchmark exposure to the following negative outcomes: Ethics Controversies and Litigation.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK IMPACT U.S. EQUITY FUND	MAY 31, 2016

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
[2]	Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus any borrowings for investment purposes in U.S. equity securities.

[3]	An index that measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the U.S. public equity market.

[4]	Commencement of operations.

Performance Summary for the Period Ended May 31, 2016

		Total Returns[5]
		Since Inception[6]
	6-Month Total Returns	w/o sales charge	w/sales charge
Institutional	1.04%	5.59%	N/A
Investor A	1.00	5.44	(0.09)%
Investor C	0.60	4.92	3.92
Class K	1.05	5.61	N/A
Russell 3000® Index	1.29	6.14	N/A

[5]

Assuming maximum sales charges, if any. Aggregate total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on October 5, 2015.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[2]
	Beginning Account Value December 1, 2015	Ending Account Value May 31, 2016	Expenses Paid During the Period[1]	Beginning Account Value December 1, 2015	Ending Account Value May 31, 2016	Expenses Paid During the Period[1]	Annualized Expense Ratio
Institutional	$1,000.00	$1,010.40	$3.22	$1,000.00	$1,021.78	$3.23	0.64%
Investor A	$1,000.00	$1,010.00	$4.47	$1,000.00	$1,020.56	$4.50	0.89%
Investor C	$1,000.00	$1,006.00	$8.17	$1,000.00	$1,016.83	$8.22	1.63%
Class K	$1,000.00	$1,010.50	$1.05	$1,000.00	$1,007.69	$1.05	0.60%

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown), except Class K which is multiplied by 64/366 (to reflect the period since inception).

[2]	Hypothetical 5% return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See	“Disclosure of Expenses” on page 7 for further information on how expenses were calculated.

BLACKROCK IMPACT U.S. EQUITY FUND	MAY 31, 2016	5

Portfolio Information

Ten Largest Holdings	Percent of Net Assets
Apple, Inc.	3%
Microsoft Corp.	2
JPMorgan Chase & Co.	2
Pfizer, Inc.	1
Johnson & Johnson	1
Wells Fargo & Co.	1
Amazon.com, Inc.	1
Facebook, Inc.	1
Texas Instruments, Inc.	1
Alphabet, Inc.	1

Sector Allocation	Percent of Net Assets
Information Technology	20%
Financials	18
Health Care	14
Consumer Discretionary	12
Industrials	10
Consumer Staples	9
Energy	6
Utilities	4
Materials	4
Telecommunication Services	2
Short-Term Securities	1

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors. Prior to the Class K Shares inception date of March 28, 2016, Class K Shares performance results are those of Institutional Shares (which have no distribution or service fees) and were restated to reflect Class K Shares fees.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

6	BLACKROCK IMPACT U.S. EQUITY FUND	MAY 31, 2016

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other Fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on December 1, 2015 and held through May 31, 2016) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical example that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity index, market and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

BLACKROCK IMPACT U.S. EQUITY FUND	MAY 31, 2016	7

Schedule of Investments May 31, 2016	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 1.3%
B/E Aerospace, Inc.	99	$4,716
Boeing Co.	647	81,619
HEICO Corp., Class A	37	2,041
Hexcel Corp.	86	3,756
Honeywell International, Inc.	179	20,376
Huntington Ingalls Industries, Inc.	43	6,597
Northrop Grumman Corp.	169	35,941
Raytheon Co.	294	38,123
Rockwell Collins, Inc.	120	10,608
United Technologies Corp.	803	80,766

		284,543
Air Freight & Logistics — 0.5%
C.H. Robinson Worldwide, Inc.	47	3,524
Expeditors International of Washington, Inc.	423	20,537
FedEx Corp.	270	44,542
Hub Group, Inc., Class A (a)	737	29,495
Park-Ohio Holdings Corp.	130	3,971
United Parcel Service, Inc., Class B	79	8,144

		110,213
Airlines — 0.5%
Alaska Air Group, Inc.	419	27,822
Delta Air Lines, Inc.	1,187	51,587
Southwest Airlines Co.	482	20,475
United Continental Holdings, Inc. (a)	65	2,931

		102,815
Auto Components — 0.6%
American Axle & Manufacturing Holdings, Inc. (a)	565	9,419
BorgWarner, Inc.	648	22,051
Johnson Controls, Inc.	314	13,863
Lear Corp.	211	25,058
Tenneco, Inc. (a)	953	51,195
Tower International, Inc.	262	5,678

		127,264
Automobiles — 0.3%
Ford Motor Co.	3,025	40,807
General Motors Co.	553	17,298

		58,105
Banks — 5.6%
Bank of America Corp.	5,323	78,727
Central Pacific Financial Corp.	1,034	24,785
CIT Group, Inc.	583	19,973
Citigroup, Inc.	3,454	160,853
Citizens Financial Group, Inc.	4,356	102,584
Enterprise Financial Services Corp.	98	2,803
First Republic Bank	212	15,351
Great Western Bancorp, Inc.	299	10,172
Investors Bancorp, Inc.	1,898	22,719
JPMorgan Chase & Co.	5,114	333,791
PNC Financial Services Group, Inc. (b)	25	2,243
Umpqua Holdings Corp.	2,483	39,703
United Community Banks, Inc.	239	4,811
Webster Financial Corp.	1,230	48,167
Wells Fargo & Co.	5,630	285,554
Western Alliance Bancorp (a)	353	13,308
Wintrust Financial Corp.	803	42,776

		1,208,320

Common Stocks	Shares	Value
Beverages — 2.0%
Coca-Cola Co.	2,082	$92,857
Coca-Cola European Partners PLC	855	33,183
Dr Pepper Snapple Group, Inc.	1,683	153,826
Monster Beverage Corp. (a)	78	11,700
PepsiCo, Inc.	1,372	138,805
Primo Water Corp. (a)	343	3,893

		434,264
Biotechnology — 3.5%
AbbVie, Inc.	2,332	146,753
AMAG Pharmaceuticals, Inc. (a)	381	8,169
Amgen, Inc.	569	89,874
Applied Genetic Technologies Corp. (a)	156	2,683
Baxalta, Inc.	305	13,795
BioCryst Pharmaceuticals, Inc. (a)	690	2,339
Biogen, Inc. (a)	230	66,638
Celgene Corp. (a)	742	78,296
Dyax Corp.	64	71
Gilead Sciences, Inc.	1,627	141,647
Halozyme Therapeutics, Inc. (a)	1,195	12,022
Incyte Corp. (a)	100	8,441
Innoviva, Inc.	1,222	13,784
Kindred Biosciences, Inc. (a)	1,610	6,569
Kura Oncology, Inc. (a)	395	1,169
Ligand Pharmaceuticals, Inc., Class B (a)	368	44,009
Medivation, Inc. (a)	596	36,034
Regeneron Pharmaceuticals, Inc. (a)	95	37,898
Tokai Pharmaceuticals, Inc. (a)	610	4,422
United Therapeutics Corp. (a)	419	49,890

		764,503
Building Products — 0.3%
Insteel Industries, Inc.	143	3,964
Masco Corp.	1,236	40,343
Masonite International Corp. (a)	78	5,447
Owens Corning	119	6,077

		55,831
Capital Markets — 2.0%
Affiliated Managers Group, Inc. (a)	405	70,276
Ameriprise Financial, Inc.	1,436	145,998
Evercore Partners, Inc., Class A	1,064	55,328
Franklin Resources, Inc.	789	29,469
Invesco Ltd.	1,199	37,649
Morgan Stanley	1,494	40,891
Piper Jaffray Cos. (a)	789	33,319
T. Rowe Price Group, Inc.	149	11,482

		424,412
Chemicals — 2.4%
Air Products & Chemicals, Inc.	149	21,253
Albemarle Corp.	241	18,919
Axalta Coating Systems Ltd. (a)	170	4,786
Celanese Corp., Series A	44	3,101
Dow Chemical Co.	762	39,136
E.I. du Pont de Nemours & Co.	295	19,296
Eastman Chemical Co.	725	53,186
Ecolab, Inc.	1,052	123,336
Ingevity Corp. (a)	48	1,399
International Flavors & Fragrances, Inc.	130	16,770
LyondellBasell Industries NV, Class A	742	60,369

See Notes to Financial Statements.

8	BLACKROCK IMPACT U.S. EQUITY FUND	MAY 31, 2016

Schedule of Investments (continued)

Common Stocks	Shares	Value
Chemicals (continued)
Monsanto Co.	137	$15,408
OMNOVA Solutions, Inc. (a)	899	6,194
Rayonier Advanced Materials, Inc.	240	3,110
Scotts Miracle-Gro Co., Class A	65	4,518
Sherwin-Williams Co.	290	84,416
Trinseo SA (a)	185	8,712
Valspar Corp.	77	8,341
Westlake Chemical Corp.	208	9,179
WR Grace & Co.	349	27,096

		528,525
Commercial Services & Supplies — 1.1%
ARC Document Solutions, Inc. (a)	643	2,726
Herman Miller, Inc.	1,805	57,146
InnerWorkings, Inc. (a)	275	2,371
Knoll, Inc.	1,810	44,924
Steelcase, Inc., Class A	7,701	122,908

		230,075
Communications Equipment — 1.4%
Ciena Corp. (a)	133	2,322
Cisco Systems, Inc.	6,130	178,076
F5 Networks, Inc. (a)	209	23,032
Harris Corp.	114	8,980
Juniper Networks, Inc.	772	18,073
Motorola Solutions, Inc.	94	6,511
QUALCOMM, Inc.	1,081	59,368
Ubiquiti Networks, Inc. (a)	288	11,480

		307,842
Construction & Engineering — 0.1%
Comfort Systems USA, Inc.	469	15,008
Construction Materials — 0.1%
Summit Materials, Inc., Class A (a)	490	10,658
Vulcan Materials Co.	160	18,680

		29,338
Consumer Finance — 0.8%
Ally Financial, Inc. (a)	357	6,405
American Express Co.	319	20,977
Capital One Financial Corp.	964	70,603
Discover Financial Services	507	28,803
Synchrony Financial (a)	1,185	36,972

		163,760
Containers & Packaging — 0.5%
Avery Dennison Corp.	510	37,934
Bemis Co., Inc.	124	6,242
Graphic Packaging Holding Co.	178	2,385
Sonoco Products Co.	1,045	49,815
WestRock Co.	288	11,408

		107,784
Diversified Consumer Services — 0.2%
Ascent Capital Group, Inc., Class A (a)	124	2,324
Regis Corp. (a)	794	10,354
ServiceMaster Global Holdings, Inc. (a)	564	21,567

		34,245
Diversified Financial Services — 1.8%
Berkshire Hathaway, Inc., Class B (a)	613	86,151
CME Group, Inc.	1,494	146,248
Intercontinental Exchange, Inc.	252	68,322

Common Stocks	Shares	Value
Diversified Financial Services (continued)
Marlin Business Services Corp.	1,681	$25,484
Moody’s Corp.	174	17,163
S&P Global, Inc.	298	33,319
Voya Financial, Inc.	80	2,629

		379,316
Diversified Telecommunication Services — 1.6%
AT&T, Inc.	4,359	170,655
CenturyLink, Inc.	442	11,987
General Communication, Inc., Class A (a)	323	5,035
Verizon Communications, Inc.	3,031	154,278

		341,955
Electric Utilities — 1.0%
Avangrid, Inc.	659	27,691
IDACORP, Inc.	669	48,978
ITC Holdings Corp.	147	6,544
NextEra Energy, Inc.	1,176	141,261

		224,474
Electrical Equipment — 0.4%
Babcock & Wilcox Enterprises, Inc. (a)	882	19,184
Eaton Corp. PLC	203	12,511
Emerson Electric Co.	718	37,350
Rockwell Automation, Inc.	84	9,748
Sensata Technologies Holding NV (a)	99	3,661

		82,454
Electronic Equipment, Instruments & Components — 0.5%
Belden, Inc.	115	7,437
FEI Co.	105	11,282
Flextronics International Ltd. (a)	3,225	40,151
Ingram Micro, Inc., Class A	145	5,021
Littelfuse, Inc.	314	35,963

		99,854
Energy Equipment & Services — 1.1%
Archrock, Inc.	1,299	9,911
Aspen Aerogels, Inc. (a)	542	2,173
Baker Hughes, Inc.	980	45,452
Dawson Geophysical Co. (a)	996	7,191
Diamond Offshore Drilling, Inc.	389	10,044
Ensco PLC, Class A	1,459	14,430
Exterran Corp. (a)	1,009	12,643
Gulf Island Fabrication, Inc.	750	5,190
Matrix Service Co. (a)	349	5,783
Noble Corp. PLC	735	6,130
PHI, Inc. (a)	246	4,207
Pioneer Energy Services Corp. (a)	2,499	8,921
Schlumberger Ltd.	1,109	84,617
Seadrill Ltd. (a)	619	1,913
Superior Energy Services, Inc.	334	5,758
Unit Corp. (a)	693	9,681

		234,044
Food & Staples Retailing — 2.0%
Costco Wholesale Corp.	881	131,066
CVS Health Corp.	1,409	135,898
Kroger Co.	708	25,318
Performance Food Group Co. (a)	633	15,718
Wal-Mart Stores, Inc.	1,273	90,103
Walgreens Boots Alliance, Inc.	547	42,338

		440,441

See Notes to Financial Statements.

BLACKROCK IMPACT U.S. EQUITY FUND	MAY 31, 2016	9

Schedule of Investments (continued)

Common Stocks	Shares	Value
Food Products — 2.2%
Amplify Snack Brands, Inc. (a)	329	$4,293
Archer-Daniels-Midland Co.	1,598	68,347
B&G Foods, Inc.	323	13,886
Blue Buffalo Pet Products, Inc. (a)	76	1,964
Bunge Ltd.	319	21,395
Cal-Maine Foods, Inc.	586	26,077
Dean Foods Co.	340	6,215
General Mills, Inc.	1,024	64,287
J.M. Smucker Co.	642	82,914
Lancaster Colony Corp.	479	58,069
McCormick & Co., Inc.	309	29,995
Mondelez International, Inc., Class A	132	5,873
Pilgrim’s Pride Corp.	352	8,754
Pinnacle Foods, Inc.	265	11,164
Post Holdings, Inc. (a)	65	4,941
Seneca Foods Corp., Class A (a)	200	6,244
Tyson Foods, Inc., Class A	813	51,853
WhiteWave Foods Co. (a)	55	2,456

		468,727
Gas Utilities — 0.5%
Questar Corp.	165	4,160
Southwest Gas Corp.	1,641	113,934

		118,094
Health Care Equipment & Supplies — 2.5%
Abbott Laboratories	1,711	67,807
Alere, Inc. (a)	80	3,436
Align Technology, Inc. (a)	534	42,095
Anika Therapeutics, Inc. (a)	467	22,099
Baxter International, Inc.	706	30,471
Boston Scientific Corp. (a)	4,675	106,169
Dentsply Sirona, Inc.	46	2,859
Edwards Lifesciences Corp. (a)	162	15,957
Hologic, Inc. (a)	530	18,237
Lantheus Holdings, Inc. (a)	444	866
Medtronic PLC	1,500	120,720
West Pharmaceutical Services, Inc.	1,449	108,791

		539,507
Health Care Providers & Services — 2.5%
Aetna, Inc.	38	4,303
AmerisourceBergen Corp.	697	52,261
Anthem, Inc.	406	53,657
Cardinal Health, Inc.	711	56,133
HCA Holdings, Inc. (a)	197	15,370
Humana, Inc.	138	23,806
McKesson Corp.	289	52,928
Tenet Healthcare Corp. (a)	138	3,994
UnitedHealth Group, Inc.	1,110	148,374
VCA, Inc. (a)	1,995	129,535

		540,361
Hotels, Restaurants & Leisure — 2.1%
Bravo Brio Restaurant Group, Inc. (a)	231	1,714
Brinker International, Inc.	1,158	52,075
Carnival Corp.	165	7,877
Cheesecake Factory, Inc.	649	32,366
Darden Restaurants, Inc.	118	8,004
Domino’s Pizza, Inc.	366	44,242
Extended Stay America, Inc.	606	8,642
J Alexander’s Holdings, Inc. (a)	1,853	19,271

Common Stocks	Shares	Value
Hotels, Restaurants & Leisure (continued)
Ryman Hospitality Properties, Inc.	1,483	$72,756
Starbucks Corp.	1,653	90,733
Starwood Hotels & Resorts Worldwide, Inc.	162	11,896
Vail Resorts, Inc.	485	63,656
Wyndham Worldwide Corp.	472	31,808

		445,040
Household Durables — 0.4%
Garmin Ltd.	53	2,254
Harman International Industries, Inc.	91	7,120
TRI Pointe Group, Inc. (a)	3,605	42,034
Whirlpool Corp.	240	41,909

		93,317
Household Products — 2.4%
Clorox Co.	1,001	128,669
Colgate-Palmolive Co.	1,586	111,670
Energizer Holdings, Inc.	59	2,792
Kimberly-Clark Corp.	893	113,447
Procter & Gamble Co.	2,028	164,349

		520,927
Independent Power and Renewable Electricity Producers — 0.0%
Abengoa Yield PLC	197	3,542
Dynegy, Inc. (a)	237	4,465
NRG Energy, Inc.	140	2,293

		10,300
Industrial Conglomerates — 1.9%
3M Co.	398	66,991
Carlisle Cos., Inc.	324	33,638
Danaher Corp.	990	97,376
General Electric Co.	7,160	216,447

		414,452
Insurance — 2.8%
Aflac, Inc.	1,236	85,852
Allstate Corp.	632	42,666
American Equity Investment Life Holding Co.	170	2,756
American National Insurance Co.	309	36,929
Assured Guaranty Ltd.	373	10,030
CNO Financial Group, Inc.	495	10,043
Endurance Specialty Holdings Ltd.	60	4,075
First American Financial Corp.	253	9,675
FNF Group	486	16,986
Hanover Insurance Group, Inc.	1,385	120,052
Hartford Financial Services Group, Inc.	108	4,878
Lincoln National Corp.	447	20,495
MetLife, Inc.	956	43,546
Principal Financial Group, Inc.	84	3,743
Progressive Corp.	724	24,109
Prudential Financial, Inc.	955	75,684
Reinsurance Group of America, Inc.	119	11,798
State National Cos., Inc.	681	7,334
Travelers Cos., Inc.	684	78,072

		608,723
Internet & Catalog Retail — 1.9%
Amazon.com, Inc. (a)	345	249,362
Expedia, Inc.	191	21,247
Netflix, Inc. (a)	616	63,183
Priceline Group, Inc. (a)	57	72,067

		405,859

See Notes to Financial Statements.

10	BLACKROCK IMPACT U.S. EQUITY FUND	MAY 31, 2016

Schedule of Investments (continued)

Common Stocks	Shares	Value
Internet Software & Services — 3.8%
Alphabet, Inc., Class A (a)	297	$222,408
Alphabet, Inc., Class C (a)	279	205,266
CoStar Group, Inc. (a)	20	4,132
EarthLink Holdings Corp.	2,864	18,788
Facebook, Inc., Class A (a)	1,989	236,313
Marchex, Inc., Class B (a)	1,088	3,623
QuinStreet, Inc. (a)	1,369	5,065
VeriSign, Inc. (a)	1,382	118,106
Web.com Group, Inc. (a)	718	12,185

		825,886
IT Services — 3.4%
Accenture PLC, Class A	1,038	123,491
Amdocs Ltd.	407	23,602
Automatic Data Processing, Inc.	1,179	103,563
Booz Allen Hamilton Holding Corp.	264	7,727
Broadridge Financial Solutions, Inc.	273	17,524
Cognizant Technology Solutions Corp., Class A (a)	339	20,828
Computer Task Group, Inc.	1,723	9,115
CSRA, Inc.	41	1,015
Euronet Worldwide, Inc. (a)	102	8,141
Fidelity National Information Services, Inc.	106	7,873
First Data Corp., Class A (a)	247	3,095
Gartner, Inc. (a)	232	23,576
Global Payments, Inc.	285	22,142
Hackett Group, Inc.	694	10,146
International Business Machines Corp.	275	42,278
MasterCard, Inc., Class A	769	73,747
Paychex, Inc.	1,882	102,042
PayPal Holdings, Inc. (a)	1,073	40,549
Sabre Corp.	442	12,451
Science Applications International Corp.	331	18,063
Travelport Worldwide Ltd.	573	7,586
Vantiv, Inc., Class A (a)	67	3,603
Visa, Inc., Class A	727	57,389

		739,546
Leisure Products — 0.4%
Brunswick Corp.	993	47,535
Hasbro, Inc.	500	43,645
Johnson Outdoors, Inc.	103	2,715

		93,895
Life Sciences Tools & Services — 1.0%
Illumina, Inc. (a)	244	35,339
INC Research Holdings, Inc., Class A (a)	257	11,182
Quintiles Transnational Holdings, Inc. (a)	44	2,987
Thermo Fisher Scientific, Inc.	648	98,347
Waters Corp. (a)	426	58,596

		206,451
Machinery — 3.0%
Caterpillar, Inc.	1,279	92,740
Cummins, Inc.	176	20,147
Deere & Co.	210	17,281
Greenbrier Cos., Inc.	81	2,325
Illinois Tool Works, Inc.	1,798	190,642
Ingersoll-Rand PLC	2,359	157,605
PACCAR, Inc.	2,531	141,103
Wabash National Corp. (a)	501	7,104
Xylem, Inc.	251	11,209

		640,156

Common Stocks	Shares	Value
Marine — 0.1%
Kirby Corp. (a)	261	$18,291
Matson, Inc.	420	13,999

		32,290
Media — 3.2%
AMC Networks, Inc., Class A (a)	342	21,867
Cablevision Systems Corp., New York Group, Class A	187	6,485
CBS Corp., Class B	1,040	57,408
Charter Communications, Inc. (a)	66	14,450
Comcast Corp., Class A	2,935	185,786
Discovery Communications, Inc., Class C (a)	209	5,595
Entercom Communications Corp., Class A	297	3,772
Gray Television, Inc. (a)	1,756	20,756
Interpublic Group of Cos., Inc.	794	18,977
Salem Media Group, Inc., Class A	407	2,690
Scripps Networks Interactive, Inc., Class A	354	22,776
Time Warner, Inc.	2,885	218,279
Walt Disney Co.	1,160	115,095

		693,936
Metals & Mining — 0.6%
Ferroglobe PLC	1,102	10,050
Freeport-McMoRan, Inc.	1,782	19,745
Newmont Mining Corp.	297	9,626
Reliance Steel & Aluminum Co.	286	21,264
Royal Gold, Inc.	107	6,006
Steel Dynamics, Inc.	1,947	48,071
Worthington Industries, Inc.	468	17,485

		132,247
Multi-Utilities — 2.3%
Black Hills Corp.	756	45,768
CenterPoint Energy, Inc.	2,884	64,977
Consolidated Edison, Inc.	1,990	145,787
DTE Energy Co.	1,323	119,970
Sempra Energy	1,028	110,119

		486,621
Multiline Retail — 0.4%
Kohl’s Corp.	146	5,262
Nordstrom, Inc.	641	24,345
Target Corp.	983	67,611

		97,218
Oil, Gas & Consumable Fuels — 5.0%
Anadarko Petroleum Corp.	508	26,345
Antero Resources Corp. (a)	464	13,470
Apache Corp.	640	36,570
Bill Barrett Corp. (a)	711	5,055
California Resources Corp.	144	219
Chevron Corp.	1,752	176,952
Cobalt International Energy, Inc. (a)	1,190	2,666
Columbia Pipeline Group, Inc.	226	5,772
Concho Resources, Inc. (a)	421	51,084
ConocoPhillips	1,710	74,881
Continental Resources, Inc. (a)	191	8,033
Devon Energy Corp.	1,198	43,236
DHT Holdings, Inc.	1,131	6,175
EOG Resources, Inc.	638	51,908
EP Energy Corp., Class A (a)	831	4,695
Exxon Mobil Corp.	2,017	179,553
Gener8 Maritime, Inc. (a)	1,143	8,264

See Notes to Financial Statements.

BLACKROCK IMPACT U.S. EQUITY FUND	MAY 31, 2016	11

Schedule of Investments (continued)

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Gulfport Energy Corp. (a)	476	$14,632
Hess Corp.	658	39,434
HollyFrontier Corp.	150	4,014
Kinder Morgan, Inc.	852	15,404
Laredo Petroleum, Inc. (a)	502	6,079
Marathon Petroleum Corp.	685	23,859
Matador Resources Co. (a)	183	4,158
Memorial Resource Development Corp. (a)	146	2,307
Newfield Exploration Co. (a)	1,168	47,619
Occidental Petroleum Corp.	614	46,320
ONEOK, Inc.	409	17,689
Phillips 66	843	67,744
QEP Resources, Inc.	384	7,154
Range Resources Corp.	161	6,857
Scorpio Tankers, Inc.	880	5,174
SM Energy Co.	388	12,230
Tesoro Corp.	46	3,592
Valero Energy Corp.	840	45,948
Whiting Petroleum Corp. (a)	615	7,595
Williams Cos., Inc.	391	8,665
WPX Energy, Inc. (a)	801	8,242

		1,089,594
Paper & Forest Products — 0.1%
Boise Cascade Co. (a)	629	14,442
Personal Products — 0.0%
Estee Lauder Cos., Inc., Class A	65	5,965
Herbalife Ltd. (a)	66	3,821

		9,786
Pharmaceuticals — 4.9%
Allergan PLC (a)	74	17,446
Amphastar Pharmaceuticals, Inc. (a)	955	15,022
Bristol-Myers Squibb Co.	1,568	112,426
Corcept Therapeutics, Inc. (a)	1,494	8,889
Eli Lilly & Co.	1,405	105,417
Jazz Pharmaceuticals PLC (a)	191	28,948
Johnson & Johnson	2,655	299,192
Merck & Co., Inc.	1,108	62,336
Pfizer, Inc.	8,653	300,259
Prestige Brands Holdings, Inc. (a)	1,124	60,741
Zoetis, Inc.	840	39,833

		1,050,509
Producer Durables: Miscellaneous — 0.0%
QLIK Technologies, Inc. (a)	99	2,841
Professional Services — 0.4%
Insperity, Inc.	186	13,386
Kforce, Inc.	199	3,721
ManpowerGroup, Inc.	386	30,784
Nielsen Holdings PLC	592	31,607
RPX Corp. (a)	481	4,834

		84,332
Real Estate Investment Trusts (REITs) — 4.2%
American Tower Corp.	169	17,877
Apartment Investment & Management Co., Class A	680	29,002
AvalonBay Communities, Inc.	127	22,845
Chatham Lodging Trust	1,346	29,195
Chesapeake Lodging Trust	476	11,348
Crown Castle International Corp.	891	80,912

Common Stocks	Shares	Value
Real Estate Investment Trusts (REITs) (continued)
DCT Industrial Trust, Inc.	921	$39,723
Equinix, Inc.	96	34,752
Equity Residential	330	22,839
FelCor Lodging Trust, Inc.	933	6,167
InfraREIT, Inc.	175	3,005
LaSalle Hotel Properties	250	5,778
Lexington Realty Trust	1,582	14,950
Mid-America Apartment Communities, Inc.	351	36,150
NorthStar Realty Finance Corp.	1,403	18,941
Post Properties, Inc.	116	7,026
Prologis, Inc.	2,283	108,511
Public Storage	116	29,430
Regency Centers Corp.	144	11,030
RLJ Lodging Trust	1,458	29,874
Simon Property Group, Inc.	902	178,271
Summit Hotel Properties, Inc.	796	9,313
Sunstone Hotel Investors, Inc.	3,261	39,262
Welltower, Inc.	1,321	91,030
Weyerhaeuser Co.	778	24,507

		901,738
Real Estate Management & Development — 0.1%
Realogy Holdings Corp. (a)	633	20,762
Road & Rail — 0.7%
ArcBest Corp.	950	16,369
CSX Corp.	444	11,735
Old Dominion Freight Line, Inc. (a)	172	11,068
Ryder System, Inc.	907	63,145
Union Pacific Corp.	500	42,095
YRC Worldwide, Inc. (a)	289	2,662

		147,074
Semiconductors & Semiconductor Equipment — 2.9%
Analog Devices, Inc.	710	41,535
Applied Materials, Inc.	5,169	126,227
Cascade Microtech, Inc. (a)	153	3,164
Entegris, Inc. (a)	661	9,426
Fairchild Semiconductor International, Inc. (a)	108	2,146
First Solar, Inc. (a)	40	1,986
Intel Corp.	2,225	70,288
Lam Research Corp.	51	4,223
Micron Technology, Inc. (a)	452	5,749
NVIDIA Corp.	839	39,198
Texas Instruments, Inc.	3,725	225,735
Xilinx, Inc.	1,914	90,705

		620,382
Software — 4.2%
Aspen Technology, Inc. (a)	1,631	62,174
Check Point Software Technologies Ltd. (a)	289	24,556
Gigamon, Inc. (a)	114	3,551
Guidewire Software, Inc. (a)	260	15,262
Intuit, Inc.	124	13,226
Manhattan Associates, Inc. (a)	622	41,008
Microsoft Corp.	9,220	488,660
Monotype Imaging Holdings, Inc.	725	17,313
Oracle Corp.	910	36,582
Pegasystems, Inc.	1,034	27,267
Red Hat, Inc. (a)	28	2,169
salesforce.com, Inc. (a)	1,401	117,278
Silver Spring Networks, Inc. (a)	229	2,988

See Notes to Financial Statements.

12	BLACKROCK IMPACT U.S. EQUITY FUND	MAY 31, 2016

Schedule of Investments (continued)

Common Stocks	Shares	Value
Software (continued)
Take-Two Interactive Software, Inc. (a)	1,424	$55,408
TeleNav, Inc. (a)	337	1,570
VMware, Inc., Class A (a)	117	7,086

		916,098
Specialty Retail — 2.7%
Aaron’s, Inc.	62	1,556
American Eagle Outfitters, Inc.	264	4,129
Asbury Automotive Group, Inc. (a)	86	4,824
Best Buy Co., Inc.	351	11,292
Express, Inc. (a)	338	4,914
Group 1 Automotive, Inc.	92	5,720
Home Depot, Inc.	1,314	173,606
L Brands, Inc.	1,393	95,490
Lithia Motors, Inc., Class A	121	9,963
Lowe’s Cos., Inc.	1,791	143,513
Penske Automotive Group, Inc.	457	18,061
Ross Stores, Inc.	85	4,539
Sears Hometown and Outlet Stores, Inc. (a)	771	4,796
Sonic Automotive, Inc., Class A	1,072	19,146
TJX Cos., Inc.	1,131	86,092
West Marine, Inc. (a)	368	3,378

		591,019
Technology Hardware, Storage & Peripherals — 3.6%
Apple, Inc.	7,193	718,293
EMC Corp.	1,165	32,562
Hewlett Packard Enterprise Co.	1,317	24,325
Seagate Technology PLC	370	8,347

		783,527
Textiles, Apparel & Luxury Goods — 0.7%
Michael Kors Holdings Ltd. (a)	137	5,853
NIKE, Inc., Class B	2,434	134,405
PVH Corp.	89	8,348

		148,606

Common Stocks	Shares	Value
Thrifts & Mortgage Finance — 0.4%
Banc of California, Inc.	135	$2,708
Essent Group Ltd. (a)	331	7,236
EverBank Financial Corp.	3,058	46,848
First Defiance Financial Corp.	567	22,890
Nationstar Mortgage Holdings, Inc. (a)	554	7,069
TFS Financial Corp.	527	9,723

		96,474
Trading Companies & Distributors — 0.0%
AerCap Holdings NV (a)	70	2,736
Transportation Infrastructure — 0.0%
Macquarie Infrastructure Corp.	32	2,292
Wireless Telecommunication Services — 0.5%
Boingo Wireless, Inc. (a)	2,203	16,302
SBA Communications Corp., Class A (a)	674	66,996
Telephone & Data Systems, Inc.	1,073	30,892

		114,190
Total Long-Term Investments (Cost — $20,441,737) — 99.4%		21,499,340

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.42% (b)(c)	168,630	168,630
Total Short-Term Securities (Cost — $168,630) — 0.8%		168,630
Total Investments (Cost — $20,610,367) — 100.2%		21,667,970
Liabilities in Excess of Other Assets — (0.2)%		(46,961)

Net Assets — 100.0%		$21,621,009

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	During the period ended May 31, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Purchased		Shares Sold	Shares Held at May 31, 2016	Value at May 31, 2016	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	168,630	[1]	—	168,630	$168,630	$310
BlackRock Liquidity Series, LLC, Money Market Series[2]	—		—	—	—	1,071	[3]
PNC Financial Services Group, Inc.	25		—	25	2,243	—
Total					$170,873	$1,381

[1]    Represents net shares purchased.

2   No longer held by the Fund.

[3] Represents securities lending income earned from the reinvestments of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	Current yield as of period end.

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

See Notes to Financial Statements.

BLACKROCK IMPACT U.S. EQUITY FUND	MAY 31, 2016	13

Schedule of Investments (concluded)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Long	Issue	Expiration	Notional Value		Unrealized Appreciation
1	Russell 2000 Mini Index	June 2016	USD	115,340	$5,937

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Assets—Derivative Financial Instruments			Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation	[1]	—	—	$5,937	—	—	—	$5,937

[1]    Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the period ended May 31, 2016 the effect of derivative financial instruments in the Statement of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	$4,315	—	—	—	$4,315

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	$5,937	—	—	—	$5,937

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts – long	$78,310

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long Term Investments[1]	$21,499,269	—	$71	$21,499,340
Short-Term Securities	168,630	—	—	168,630

Total	$21,667,899	—	$71	$21,667,970

Derivative Financial Instruments [2]
Assets:
Equity contracts	$5,937	—	—	$5,937

[1]	See above Schedule of Investments for values in each sector.
[2]	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, cash pledged for futures contracts of $6,000 was classified as Level 1 within the disclosure hierarchy.

See Notes to Financial Statements.

14	BLACKROCK IMPACT U.S. EQUITY FUND	MAY 31, 2016

Statement of Assets and Liabilities

May 31, 2016

Assets
Investments at value — unaffiliated (cost — $20,439,497)	$21,497,097
Investments at value — affiliated (cost — $170,870)	170,873
Cash pledged for futures contracts	6,000
Receivables:
Dividends — unaffiliated	42,460
From the Manager	69,786
Investments sold	193,743
Variation margin on futures contracts	330
Dividends — affiliated	51
Securities lending income — affiliated	350
Deferred offering costs	117,377
Prepaid expenses	6,082

Total assets	22,104,149

Liabilities
Payables:
Investments purchased — unaffiliated	223,888
Investments purchased — affiliated	2,240
Offering costs	175,443
Administration fees	350
Service and distribution fees	71
Other accrued expenses	81,148

Total liabilities	483,140

Net Assets	$21,621,009

Net Assets Consist of
Paid-in capital	$20,565,399
Undistributed net investment income	151,011
Accumulated net realized loss	(158,941)
Net unrealized appreciation (depreciation)	1,063,540

Net Assets	$21,621,009

Net Asset Value
Institutional — Based on net assets of $21,080,462 and 2,009,172 shares outstanding, unlimited shares authorized, $0.001 par value	$10.49

Investor A — Based on net assets of $306,625 and 29,260 shares outstanding, unlimited shares authorized, $0.001 par value	$10.48

Investor C — Based on net assets of $26,125 and 2,500 shares outstanding, unlimited shares authorized, $0.001 par value	$10.45

Class K — Based on net assets of $207,797 and 19,802 shares outstanding, unlimited shares authorized, $0.001 par value	$10.49

See Notes to Financial Statements.

BLACKROCK IMPACT U.S. EQUITY FUND	MAY 31, 2016	15

Statement of Operations

Period Ended May 31, 2016

Investment Income
Dividends — unaffiliated	$300,909
Securities lending — affiliated — net	1,071
Dividends — affiliated	310

Total income	302,290

Expenses
Organization and offering	147,225
Investment advisory	53,023
Professional	51,162
Custodian	19,678
Printing	17,447
Accounting services	8,126
Administration	5,634
Miscellaneous	5,506
Officer and Trustees	5,179
Registration	3,557
Administration — class specific	2,650
Transfer agent — class specific	1,525
Service and distribution — class specific	403

Total expenses	321,115
Less:
Fees waived and/or reimbursed by the Manager	(226,593)
Administrator fees waived	(5,634)
Administrator fees waived — class specific	(1,926)
Transfer agent fees reimbursed — class specific	(1,102)

Total expenses after fees waived and/or reimbursed	85,860

Net investment income	216,430

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	(144,610)
Futures contracts	4,315

(140,295)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	1,057,600
Investments — affiliated	3
Futures contracts	5,937

1,063,540

Net realized and unrealized gain	923,245

Net Increase in Net Assets Resulting from Operations	$1,139,675

See Notes to Financial Statements.

16	BLACKROCK IMPACT U.S. EQUITY FUND	MAY 31, 2016

Statement of Changes in Net Assets

Period October 5, 2015[1] to May 31,
Increase (Decrease) in Net Assets:	2016

Operations
Net investment income	$216,430
Net realized loss	(140,295)
Net change in unrealized appreciation (depreciation)	1,063,540

Net increase in net assets resulting from operations	1,139,675

Distributions to Shareholders[2]
From net investment income:
Institutional	(109,504)
Investor A	(421)
Investor C	(76)
From net realized gain:
Institutional	(20,295)
Investor A	(84)
Investor C	(26)

Decrease in net assets resulting from distributions to shareholders	(130,406)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	20,611,740

Net Assets
Total increase in net assets	21,621,009
Beginning of period	—

End of period	$21,621,009

Undistributed net investment income, end of period	$151,011

[1] Commencement of operations. [2] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK IMPACT U.S. EQUITY FUND	MAY 31, 2016	17

Financial Highlights

	Period October 5, 2015[1] to May 31, 2016			Period March 28, 2016[1] to May 31, 2016
	Institutional	Investor A	Investor C	Class K

Per Share Operating Performance
Net asset value, beginning of period	$10.00	$10.00	$10.00	$10.10

Net investment income[2]	0.11	0.09	0.04	0.03
Net realized and unrealized gain	0.45	0.45	0.45	0.36

Net increase from investment operations	0.56	0.54	0.49	0.39

Distributions:[3]
From net investment income	(0.06)	(0.05)	(0.03)	—
From net realized gain	(0.01)	(0.01)	(0.01)	—

Total distributions	(0.07)	(0.06)	(0.04)	—

Net asset value, end of period	$10.49	$10.48	$10.45	$10.49

Total Return[4,5]
Based on net asset value	5.59%	5.44%	4.92%	3.86%

Ratios to Average Net Assets
Total expenses[6,7]	1.91% [8]	2.21% [9]	3.27% [10]	1.27%	[11]

Total expenses after fees waived and/or reimbursed[6,7]	0.64%	0.89%	1.64%	0.60%

Net investment income[6,7]	1.64%	1.40%	0.64%	1.81%

Supplemental Data
Net assets, end of period (000)	$21,080	$307	$26	$208

Portfolio turnover rate	56%	56%	56%	56%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.

[8]	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.42%.

[9]	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.70%.

[10]	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 3.78%.

[11]	Audit and offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.53%.

See Notes to Financial Statements.

18	BLACKROCK IMPACT U.S. EQUITY FUND	MAY 31, 2016

Notes to Financial Statements

1. Organization:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Impact U.S. Equity Fund (the “Fund”) is a series of the Trust.

The Fund offers multiple classes of shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, and may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase. Investor C Shares may be subject to a CDSC. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions. Investor A and Investor C bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional	No	No		None
Investor A Shares	Yes	No	[1]	None
Investor C Shares	No	Yes		None
Class K Shares	No	No		None

[1]	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g. futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Organization and Offering Costs: Upon commencement of operations, organization costs associated with the establishment of the Fund were expensed by the Fund and reimbursed by the Manager. The Manager reimbursed the Fund $15,000, which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. Offering costs are amortized over a 12-month period beginning with the commencement of operations.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

BLACKROCK IMPACT U.S. EQUITY FUND	MAY 31, 2016	19

Notes to Financial Statements (continued)

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

The Fund value its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

20	BLACKROCK IMPACT U.S. EQUITY FUND	MAY 31, 2016

Notes to Financial Statements (continued)

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement reporting purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for the Fund’s investments and derivative financial instruments have been included in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement

BLACKROCK IMPACT U.S. EQUITY FUND	MAY 31, 2016	21

Notes to Financial Statements (continued)

of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as equity risk. Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange.

Futures Contracts: The Fund invests in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to, changes in the value of equity securities (equity risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee, which is determined by calculating a percentage of the Fund’s average daily net assets, based on the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.40%
$1 Billion — $3 Billion	0.38%
$3 Billion — $5 Billion	0.36%
$5 Billion — $10 Billion	0.35%
Greater than $10 Billion	0.34%

Service and Distribution Fees

The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor C	0.25%	0.75%

22	BLACKROCK IMPACT U.S. EQUITY FUND	MAY 31, 2016

Notes to Financial Statements (continued)

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to the shareholders.

For the period ended May 31, 2016, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Institutional	Investor A	Investor C	Class K	Total
—	$242	$161	—	$403

Administration

The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400%
$1 Billion — $2 Billion	0.0375%
$2 Billion — $4 Billion	0.0350%
$4 Billion — $13 Billion	0.0325%
Greater than $13 Billion	0.0300%

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the period ended May 31, 2016, the Fund paid the following to the Manager in return for these services which are included in administration- class specific in the Statement of Operations:

Institutional	Investor A	Investor C	Class K	Total
$2,621	$20	$2	$7	$2,650

Transfer Agent

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders.

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the period ended May 31, 2016, the Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent— class specific in the Statement of Operations:

Institutional	Investor A	Investor C	Class K	Total
—	$13	—	—	$13

For the period ended May 31, 2016, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Institutional	Investor A	Investor C	Class K	Total
$1,359	$86	$64	$16	$1,525

Other Fees

For the period ended May 31, 2016 affiliates earned $189 in underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares.

For the period ended May 31, 2016, affiliates did not receive any CDSCs for Investor C Shares.

BLACKROCK IMPACT U.S. EQUITY FUND	MAY 31, 2016	23

Notes to Financial Statements (continued)

Expense Limitations, Waivers, Reimbursements and Recoupments

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitations as a percentage of average daily net assets are as follows:

Institutional	0.65%
Investor A	0.90%
Investor C	1.65%
Class K	0.60%

The Manager has agreed not to reduce or discontinue these contractual expense limitations prior to September 30, 2017 unless approved by the Board, including a majority of the Independent trustees, by a majority of the outstanding voting securities of the Fund.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the period ended May 31, 2016, the Manager waived $106.

These amounts waived and/or reimbursed are included in fees waived and/or reimbursed by the Manager, and shown as administration fees waived, administration fees waived — class specific and transfer agent fees reimbursed — class specific, respectively, in the Statement of Operations. For the period ended May 31, 2016, the Manager waived $211,487 which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

Class specific expense waivers and/or reimbursements are as follows:

	Institutional	Investor A	Investor C	Class K	Total
Administration fees waived — class specific	$1,897	$20	$2	$7	$1,926
Transfer Agent Fees Reimbursed — class specific	$962	$63	$61	$16	$1,102

If during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of the following expenses:

(a)	The amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement.

(b)	The amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that:

•	The Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year.
•	The Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator.

In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived and/or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

On May 31, 2016, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

Expiring May 31, 2018
Fund Level	$217,121
Institutional	$2,859
Investor A	$83
Investor C	$63
Class K	$23

Securities Lending

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities

24	BLACKROCK IMPACT U.S. EQUITY FUND	MAY 31, 2016

Notes to Financial Statements (continued)

lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Pursuant to a securities lending agreement, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, the Fund retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income.

The share of securities lending income earned by Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the period ended May 31, 2016, the Fund paid BIM $268 for securities lending agent services.

Officers and Trustees

Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Officer and Trustees in the Statement of Operations.

7. Purchases and Sales:

For the period ended May 31, 2016, purchases and sales of investments, excluding short-term securities, were $32,161,978 and $11,533,659, respectively.

8. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for the period ended May 31, 2016.

Management has analyzed tax laws and regulations and their application to the Fund as of May 31, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

Permanent Differences

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to the non-deductible expenses and income from pass-through entities were reclassified to the following accounts:

Paid-in capital	$(46,341)
Undistributed net investment income	$44,582
Undistributed net realized gain	$1,759

Tax Character of Distributions

The tax character of distributions paid was as follows:

05/31/16
Ordinary income	$129,940
Long-term capital gains	466

Total	$130,406

BLACKROCK IMPACT U.S. EQUITY FUND	MAY 31, 2016	25

Notes to Financial Statements (continued)

Tax Components of Accumulated Net Earnings

As of period end, the tax components of accumulated net earnings (losses) were as follows

Undistributed ordinary income	$139,313
Net unrealized gains (losses)[1]	1,018,381
Qualified late-year losses[2]	(102,084)

Total	$1,055,610

1 The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, income recognized from pass-through entities and the realization for tax purposes of unrealized gains/losses on certain futures contracts.

2 The Fund has elected to defer qualified late-year losses and recognize such losses in the next taxable year.

Tax Cost

As of May 31, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$20,649,621

Gross unrealized appreciation	$1,540,751
Gross unrealized depreciation	(522,402)

Net unrealized appreciation	$1,018,349

9. Bank Borrowings:

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the period ended May 31, 2016, the Fund did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

26	BLACKROCK IMPACT U.S. EQUITY FUND	MAY 31, 2016

Notes to Financial Statements (concluded)

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Period October 5, 2015[1] to May 31, 2016
Institutional	Shares	Amount
Shares sold	2,009,171	$20,096,042
Shares issued in reinvestment of distributions	1	12

Net increase	2,009,172	$20,096,054

Investor A
Shares sold	29,225	$290,334
Shares issued in reinvestment of distributions	35	352

Net increase	29,260	$290,686

Investor C
Shares sold	2,500	$25,000

Net increase	2,500	$25,000

Class K2
Shares sold	19,802	$200,000

Net increase	19,802	$200,000

Total Net Increase	2,060,734	$20,611,740

[1]	Commencement of operations.

[2]	Commenced operations on March 28, 2016.

At period end, shares owned by BlackRock HoldCo 2, Inc., an affiliate of the Fund, were as follows:

Institutional.	1,995,000
Investor A	2,500
Investor C	2,500
Class K	19,802

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK IMPACT U.S. EQUITY FUND	MAY 31, 2016	27

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Impact U.S. Equity Fund and the Board of Trustees of BlackRock FundsSM:

We have audited the accompanying statement of assets and liabilities of BlackRock Impact U.S. Equity Fund (the “Fund”), one of the series of BlackRock FundsSM, including the schedule of investments, as of May 31, 2016, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the period October 5, 2015 (commencement of operations) to May 31, 2016. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Impact U.S. Equity Fund as of May 31, 2016, the results of its operations, the changes in its net assets, and the financial highlights for the period October 5, 2015 (commencement of operations) to May 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

July 26, 2016

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid during the fiscal year ended May 31, 2016:

	Payable Date
Qualified Dividend Income for Individuals[1]	12/11/15	72.16%
Dividends Qualifying for the Dividends
Received Deduction for Corporations[1]	12/11/15	69.57%
Qualified Short-Term Capital Gains for non-U.S. Residents[2]	12/11/15	15.34%

[1]	The Funds hereby designate the percentage indicated above or the maximum allowable by law.

[2]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, the Fund distributed long-term capital gains of $0.000233 per share to shareholders of record on December 10, 2015.

28	BLACKROCK IMPACT U.S. EQUITY FUND	MAY 31, 2016

Officers and Trustees

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Trustees[2]
Rodney D. Johnson 1941	Chair of the Board and Trustee	Since 2007	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011; Director, The Mainstay (non-profit) since 2016.	33 RICs consisting of 156 Portfolios	None
David O. Beim 1940	Trustee	Since 2007	Professor of Professional Practice at the Columbia University Graduate School of Business from 1991 to 2014; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 156 Portfolios	None
Susan J. Carter 1956	Trustee	Since 2016	Director, Pacific Pension Institute since 2014; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest since 2015; Advisory Board Member, Bridges Ventures since 2016.	33 RICs consisting of 156 Portfolios	None
Collette Chilton 1958	Trustee	Since 2015	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	33 RICs consisting of 156 Portfolios	None
Neil A. Cotty 1954	Trustee	Since 2016

Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer, from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.

				33 RICs consisting of 156 Portfolios	None
Dr. Matina S. Horner 1939	Trustee	Since 2007	Executive Vice President, Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 156 Portfolios	NSTAR (electric and gas utility)
Cynthia A. Montgomery 1952	Trustee	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012.	33 RICs consisting of 156 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Trustee	Since 2007	Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	33 RICs consisting of 156 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Robert C. Robb, Jr. 1945	Trustee	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981 and Principal since 2010.	33 RICs consisting of 156 Portfolios	None
Mark Stalnecker 1951	Trustee	Since 2015	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee, Winterthur Museum and Country Estate from 2001 to 2015; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System since 2009; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director, SEI Private Trust Co. from 2001 to 2014.	33 RICs consisting of 156 Portfolios	None

BLACKROCK IMPACT U.S. EQUITY FUND	MAY 31, 2016	29

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Trustees[2]
Kenneth L. Urish 1951	Trustee	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 156 Portfolios	None
Claire A. Walton 1957	Trustee	Since 2016	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group since 2009; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	33 RICs consisting of 156 Portfolios	None
Frederick W. Winter 1945	Trustee	Since 2007	Director, Alkon Corporation since 1992; Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh, Dean and Professor from 1997 to 2005, Professor until 2013.	33 RICs consisting of 156 Portfolios	None
Interested Trustees[4]
Barbara G. Novick 1960	Trustee	Since 2015	Vice Chairman of BlackRock since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock from 1988 to 2008.	108 RICs consisting of 231 Portfolios	None
John M. Perlowski 1964	Trustee, President and Chief Executive Officer	Since 2015 (Trustee); Since 2010 (President and Chief Executive Officer)	Managing Director of BlackRock since 2009; Head of BlackRock Global Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	136 RICs consisting of 329 Portfolios	None
[1] The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]    Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Independent Trustees on a case-by-case basis, as appropriate. The Board has unanimously approved extending the mandatory retirement age for David O. Beim and Dr. Matina S. Horner until December 31, 2016, which the Board believes is in the best interests of shareholders of the Trust.

[3]    Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Trust’s board in 2007, those Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998, Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

[4]    Ms. Novick and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Ms. Novick and Mr. Perlowski are also board members of certain complexes of BlackRock registered open-end and closed-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Closed-End Complex, and Ms. Novick is a board member of the BlackRock Closed-End Complex.

30	BLACKROCK IMPACT U.S. EQUITY FUND	MAY 31, 2016

Officers and Trustees (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Officers Who Are Not Trustees[2]
Richard Hoerner, CFA 1958	Vice President	Since 2009	Managing Director of BlackRock since 2000; Head of the Global Cash Group since 2013; Co-head of the Global Cash and Securities Lending Group from 2010 to 2013; Member of the Cash Management Group Executive Committee since 2005.
Jennifer McGovern 1977	Vice President	Since 2014	Managing Director of BlackRock since 2016; Director of BlackRock from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock from 2008 to 2010.
Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015	Director of BlackRock since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Secretary of the iShares exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Trust serve at the pleasure of the Board.
Further information about the Trust’s Officers and Trustees is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective December 31, 2015, Herbert I. London and Toby Rosenblatt retired as Trustees of the Trust.

Effective February 5, 2016, Frank J. Fabozzi resigned as a Trustee of the Trust.

Effective February 8, 2016, Susan J. Carter, Neil A. Cotty and Claire A. Walton were elected to serve as Trustees of the Trust.

Investment Advisor and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110 Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Distributor BlackRock Investments, LLC New York, NY 10022 Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Legal Counsel Sidley Austin LLP New York, NY 10019 Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

BLACKROCK IMPACT U.S. EQUITY FUND	MAY 31, 2016	31

Additional Information

Proxy Results

A Special Meeting of Shareholders was held on February 8, 2016 for shareholders of record on December 11, 2015, to elect a Board of Trustees of the Trust.

Approved the Trustees* as follows:

	Votes For	Votes Withheld
David O. Beim	3,327,629,620	22,971,395
Susan J. Carter	3,329,237,692	21,363,323
Collette Chilton	3,329,179,365	21,421,650
Neil A. Cotty	3,328,526,288	22,074,727
Matina S. Horner	3,326,965,973	23,635,042
Rodney D. Johnson	3,327,844,311	22,756,704
Cynthia A. Montgomery	3,328,882,847	21,718,168
Joseph P. Platt	3,327,563,553	23,037,462
Robert C. Robb, Jr.	3,327,822,475	22,778,540
Mark Stalnecker	3,327,691,900	22,909,115
Kenneth L. Urish	3,324,875,151	25,725,864
Claire A. Walton	3,329,000,010	21,601,005
Frederick W. Winter	3,327,879,107	22,721,908
Barbara G. Novick	3,327,607,976	22,993,039
John M. Perlowski	3,326,473,221	24,127,794

*	Denotes Trust-wide proposal and voting results.

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762; and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit BlackRock online at http://www.blackrock.com for more information.

32	BLACKROCK IMPACT U.S. EQUITY FUND	MAY 31, 2016

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK IMPACT U.S. EQUITY FUND	MAY 31, 2016	33

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

IMP-5/16-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Impact U.S. Equity Fund	$32,000	N/A	$0	N/A	$13,107	N/A	$0	N/A

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,129,000	$2,391,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Impact U.S. Equity Fund	$13,107	N/A

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,129,000 and $2,391,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

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Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(b) Certifications – Attached hereto

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds
By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date:	August 4, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date:	August 4, 2016

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds

Date:	August 4, 2016

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